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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                 --------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): March 21, 2000



                        DECISIONONE HOLDINGS CORPORATION
             (Exact name of registrant as specified in its charter)

               Delaware                               0-28090                             13-3435409
   (State or other jurisdiction of           (Commission File Number)          (I.R.S. Employer Identification
            incorporation)                                                                 Number)

                             DECISIONONE CORPORATION
             (Exact name of registrant as specified in its charter)

               Delaware                              333-28411                            23-2328680
   (State or other jurisdiction of           (Commission File Number)          (I.R.S. Employer Identification
            incorporation)                                                                 Number)

               50 East Swedesford Road, Frazer, Pennsylvania 19355 (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (610) 296-2000
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Item 3. Bankruptcy.

         (b) On March 21, 2000, the United States Bankruptcy Court for the District of Delaware (the "Court") entered an order (the "Confirmation Order") confirming the Prepackaged Joint Consolidated Plan of Reorganization (the "Plan") of DecisionOne Corporation ("DecisionOne") and DecisionOne Holdings Corp., a Delaware holding company whose primary asset is the stock of DecisionOne, ("Holdings"). Holdings and DecisionOne (together, the "Company") anticipates that the effective date of the Plan will be on or about April 7, 2000 (the "Effective Date").

         The material features of the Plan are summarized below. This summary is qualified in its entirety by reference to the Plan and the Confirmation Order. Copies of the Plan and the Confirmation Order are filed as exhibits to this report.

         On the day immediately preceding the Effective Date (the "Pre-Effective Date"), the Plan provides that Holdings will transfer all of its assets to DecisionOne as follows: Holdings will transfer to DecisionOne (1) the cash held by Holdings (approximately $1.59 million) in exchange for a senior unsecured note issued by DecisionOne with a term of 10 years (the "Holdings Note") and (2) the outstanding share of common stock of DecisionOne issued to Holdings (which share shall be canceled) in exchange for a newly-issued share of common stock of DecisionOne, without par value (the "Interim DecisionOne Common Stock"). These transfers will be followed immediately, on the Pre-Effective Date, by the liquidation of Holdings.

         Pursuant to the Plan, in connection with the liquidation of Holdings, the assets of Holdings will be distributed as follows: The Holdings Note will be distributed to a trust (the "Holding Trust") to be created on the Pre-Effective Date for the benefit of (1) the financial institutions (the "Lenders") party to the Company's Credit Agreement, dated as of August 7, 1997, on account of their guaranty claims against Holdings, (2) the holders of the 11-1/2% Senior Discount Debentures due 2008 issued by Holdings (the "11-1/2% Notes") and (3) the holders of other general unsecured claims against Holdings. The interest in the Holdings Trust of each beneficiary will be equal to its pro rata share of the aggregate allowed amount of all beneficiaries' claims against Holdings. The Interim DecisionOne Common Stock, which is pledged to the Lenders, will be distributed to the Lenders. In addition, the Plan provides that all issued and outstanding shares of common stock, warrants and options of Holdings and all claims of DecisionOne or any of its subsidiaries against Holdings will be canceled and further provides that the holders of such interests or claims will not receive any distribution nor retain any property on account of such interests or claims.

         Pursuant to the Plan, following the liquidation of Holdings, the Plan provides for the reorganization of the capital structure of DecisionOne. Among other things, the Plan provides that, on the Effective Date:

         (A) The Lenders will receive on account of their senior secured claims against DecisionOne (1) term notes in the aggregate principal amount of $250 million under an
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amended and restated credit agreement with DecisionOne and (2) shares of common stock (the "New Common Stock") representing approximately 92.3% of the shares of New Common Stock issued on the Effective Date. In addition, the Lenders will receive approximately 2.3% of the shares of New Common Stock issued on the Effective Date on account of their interest in the Holdings Trust, for a total distribution of approximately 94.6%.

         (B) In addition, the beneficiaries of the Holdings Trust (including the Lenders), will receive shares of New Common Stock with a value, as of the Effective Date, equal to the amount of the Holdings Note (or approximately 2.7% of the equity of DecisionOne issued on the Effective Date) on account of their claims against DecisionOne through their interest in the Holdings Trust.

         (C) The holders of the 14% Senior Notes due 2006 issued by DecisionOne (the "14% Notes") will receive (1) warrants to purchase shares of New Common Stock, at an exercise price based on an enterprise value of $350 million (the "Series A Warrants"), exercisable for 4.2% of the equity of DecisionOne on a fully diluted basis (taking into account upon the exercise of any Series B Warrant (as defined below) or of any option or similar right issued under any management compensation plan adopted by reorganized DecisionOne on or after the Effective Date, but not any Series C Warrant (as defined below), all shares of New Common Stock issued in connection with such exercise) and (2) warrants to purchase shares of New Common Stock, at an exercise price based on an equity valuation of $280 million (the "Series C Warrants"), exercisable for 2% of the equity of DecisionOne on an undiluted basis.

         (D) The holders of the 9-3/4% Senior Subordinated Notes due 2007 issued by DecisionOne (the "9-3/4% Notes") will receive (1) shares of New Common Stock representing 5% of the New Common Stock issued on the Effective Date, (2) Series A Warrants exercisable for 2.8% of the equity of DecisionOne on a fully diluted basis (taking into account upon the exercise of any Series B Warrant or of any option or similar right issued under any management compensation plan adopted by reorganized DecisionOne on or after the Effective Date, but not any Series C Warrant, all shares of New Common Stock issued in connection with such exercise), (3) warrants to purchase shares of New Common Stock, at an exercise price based on an equity valuation of $200 million (the "Series B Warrants"), exercisable for 5% of the equity of DecisionOne on an undiluted basis and (4) Series C Warrants exercisable for 3% of the equity of DecisionOne on an undiluted basis. The distribution of Series A Warrants, Series B Warrants and Series C Warrants to the holders of the 9-3/4% Notes will be reduced by the payment of a transaction fee to Chanin and Company LLC.

         In addition, under the Plan, claims arising under the final order of the Court, dated March 2, 2000, approving the Company's $35 million debtor-in-possession financing facility, administrative claims, tax claims and priority claims will be paid in full in cash. Similarly, the claims of DecisionOne's trade creditors, customers and employees are not impaired under the Plan.

       The Plan also provides that the Interim DecisionOne Common Stock and all claims of Holdings or any of DecisionOne's subsidiaries against DecisionOne will be canceled and further provides that the holders of such interests or claims will not receive any distribution nor retain any property on account of such interests or claims.

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         As of March 23, 2000, there were 12,551,819 shares of common stock of
Holdings, par value $.01 per share, and one share of Interim DecisionOne Common Stock, outstanding. As described above, on the Effective Date, the Plan provides that all the shares of common stock of Holdings and the share of Interim DecisionOne Common Stock will be deemed canceled. The Company has not yet determined the number of shares of New Common Stock which will be issued on the Effective Date or reserved for future issuance in respect of claims under the terms of the Plan.

         Financial information regarding the assets and liabilities of the Company is set forth in the Company's Quarterly Report on Form 10-Q for the fiscal quarter ended September 30, 1999, which is specifically incorporated into this report by reference.

Item 7. Exhibits.

   (c)    2.1  Prepackaged Joint Consolidated Plan of Reorganization of
               DecisionOne Holdings Corp. and DecisionOne Corporation.

          2.2 Order of the United States Bankruptcy Court for the District of Delaware confirming the Prepackaged Joint Consolidated Plan of Reorganization of DecisionOne Holdings Corp. and DecisionOne Corporation, dated March 21, 2000.

         99.1 Press release, dated March 23, 2000, announcing the confirmation of the Prepackaged Joint Consolidated Plan of Reorganization of DecisionOne Holdings Corp. and DecisionOne Corporation.

        99.2* Quarterly Report on Form 10-Q for DecisionOne Holdings Corp. and DecisionOne Corporation for the fiscal quarter ended September 30, 1999.

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* Filed with the Securities and Exchange Commission on January 14, 2000.
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                                    SIGNATURE


                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.




                                        DecisionOne Holdings Corp.
                                        (Registrant)


Date: April 5, 2000                     By /s/ Thomas J. Fogarty
                                           ---------------------
                                           Name: Thomas J. Fogarty
                                           Title: Senior Vice President and
                                                  Chief Executive Officer


                                        DecisionOne Corporation
                                        (Registrant)


Date: April 5, 2000                     By /s/ Thomas J. Fogarty
                                           ---------------------
                                           Name: Thomas J. Fogarty
                                           Title: Senior Vice President and
                                                  Chief Executive Officer
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                                 EXHIBIT INDEX



Exhibit Number                          Description
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     2.1            Prepackaged Joint Consolidated Plan of Reorganization of
               DecisionOne Holdings Corp. and DecisionOne Corporation.

     2.2 Order of the United States Bankruptcy Court for the District of Delaware confirming the Prepackaged Joint Consolidated Plan of Reorganization of DecisionOne Holdings Corp. and DecisionOne Corporation, dated March 21, 2000.

     99.1 Press release, dated March 23, 2000, announcing the confirmation of the Prepackaged Joint Consolidated Plan of Reorganization of DecisionOne Holdings Corp. and DecisionOne Corporation.

     99.2*          Quarterly Report on Form 10-Q for DecisionOne Holdings Corp.
               and DecisionOne Corporation for the fiscal quarter ended September 30, 1999.

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* Filed with the Securities and Exchange Commission on January 14, 2000.